UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        -------------------------------

                                    FORM 8-K

                       -------------------------------


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 23, 2007


                           PARAGON TECHNOLOGIES, INC.
                 (Exact Name of Issuer as Specified in Charter)


           DELAWARE                     1-15729                 22-1643428
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                            Identification Number)


                  600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040
                    (Address of Principal Executive Offices)


                                 (610) 252-3205
              (Registrant's Telephone Number, Including Area Code)


          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act

This Current Report on Form 8-K is filed by Paragon Technologies, Inc., a Delaware corporation ("Paragon" or the "Company"), in connection with the matters described herein.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 23, 2007, the Board of Directors (the "Board") of the Company, upon the recommendation of the Board's Nominating Committee, unanimously elected Mr. Robert Blyskal and Mr. Samuel L. Torrence as directors of the Company, effective February 1, 2007. Messrs. Blyskal and Torrence will serve as directors of the Company until the 2007 Annual Meeting of Stockholders of the Company or until their successors have been elected and qualified. The Board has determined that Messrs. Blyskal and Torrence meet the independence requirements of the American Stock Exchange. The Board has not yet determined the committees of the Board on which Messrs. Blyskal and Torrence will serve. Messrs. Blyskal and Torrence do not have any relationship with the Company that would require disclosure pursuant to Item 404(a) of the Securities and Exchange Commission Regulation S-K. Neither Mr. Blyskal nor Mr. Torrence has a direct or indirect material interest in any existing or currently proposed transaction to which the Company is or may become a party.

Robert Blyskal
--------------

Mr. Blyskal is a private investor and has recently retired as President and Chief Operating Officer of GSI Commerce, Inc., a position he held since 2004. From 2003 to 2004, Mr. Blyskal was a consultant to NeighborCare Pharmacies Inc., and from 1993 to 2003, Mr. Blyskal held several executive-level positions at Medco Health Solutions, Inc., including Executive Vice President of Operations and Technology, Senior Vice President of Pharmacy Operations, and Vice President and General Manager. From 1991 to 1993, Mr. Blyskal was Senior Vice President & General Manager of Purolator Courier Ltd, Canada and from 1980 to 1991, Mr. Blyskal held several senior management positions with Federal Express including Managing Director, Regional Manager, and District Engineering Manager. Mr. Blyskal is a graduate of Fairleigh Dickinson University with a BS in Industrial Engineering.

Samuel L. Torrence
------------------

Samuel L. Torrence currently serves as the President and Chief Operating Officer of Just Born, Inc. Prior to his current position, Mr. Torrence held several executive-level positions at Mack Trucks, Inc., including Executive Vice President of Human Resources and Administration, Executive Vice President of
Administration & Parts Operations, Senior Vice President of Total Quality Management, and Vice President of Human Resources and Total Quality Management. In addition, from 1985 to 1993, Mr. Torrence held several executive-level positions at Bridgestone Corporation including Vice President of Human Resources and TQC, Vice President of Industrial Relations and TQC, Vice President of Administration of Bridgestone USA, and Director of Human Resources and TQC of Bridgestone USA. Mr. Torrence is a graduate of the General Motors Institute with a BS in Industrial Administration and he also received his JD from the Akron University School of Law.


On January 23, 2007, the Company issued a press release announcing the election of Messrs. Blyskal and Torrence as directors of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 9.01.    Financial Statement and Exhibits

The following exhibit is filed with this Form 8-K:

   (c)      Exhibit No.   Description
            -----------   -----------
               99.1       Press Release of Paragon Technologies, Inc.
                          dated January 23, 2007






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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PARAGON TECHNOLOGIES, INC.



Date:  January 23, 2007                       By:   /s/ Joel L. Hoffner
       -----------------                           -------------------------
                                                       Joel L. Hoffner
                                                       President and CEO

                                Index of Exhibits


(c)  Exhibit No.       Description

      99.1*            Press Release of Paragon Technologies, Inc. dated
                       January 23, 2007.

--------------
* Filed herewith